Exhibit 10.84

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

FORM OF REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (the “Agreement”), dated as of                             , 2013, is made by and between Fusion Telecommunications, Inc., a Delaware corporation (the “Company”), and the undersigned investor (the “Investor”).

WHEREAS, in connection with that certain Subscription Agreement by and among the Company and the Investor (the “Subscription Agreement”), the Investor purchased from the Company units (the “Units”) at $1,000 per Unit, with each Unit consisting of (a) one share of Fusion’s Series B-2 Senior Cumulative Convertible Preferred Stock, par value $0.01 per share, with a stated value of  $1,000 per share (the “B-2 Preferred Stock” or “Preferred Shares”), and (b) one warrant (the “Warrant”) to purchase shares of the Company’s common stock, par value $.01 per share (the “Common Stock”);

WHEREAS, each Preferred Share shall be convertible into a number of shares of Common Stock (the “Conversion Shares”) equal to the stated value of the Preferred Share divided by $.10 (the “Preferred Conversion Price”);

WHEREAS, each Warrant may be exercised into such number of shares of Common Stock (the “Warrant Shares”) equal to 40% of the stated value of number of Preferred Shares purchased by the Investor divided by 125% of the Preferred Conversion Price; and

WHEREAS, to induce the Investor to purchase the Units, the Company has agreed to register the Conversion Shares and the Warrant Shares pursuant to the terms of this Agreement.

NOW, THEREFORE, the Company and the Investor hereby covenant and agree as follows:

1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

“Agreement” shall have the meaning set forth in the Preamble hereof.

“Closing” shall mean the closing of the sale of the Units in which the Investor Purchased the Units.

“Closing Date” means the date on which the Closing occurred.

“Commission” shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

“Company” shall have the meaning set forth in the Preamble hereof.

 “Conversion Shares” shall have the meaning set forth in the Preamble hereof.

“Effectiveness Date” shall mean that date which is one hundred twenty (120) days following the Filing Date (or, in the event the Commission reviews and has written comments to the Registration Statement, the one hundred fiftieth (150th) calendar day following the Closing Date); provided, however, that if the Company is notified by the Commission that the Registration Statement will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the fifth (5th) Trading Day following the date on which the Company is so notified if such date precedes the dates otherwise required above; provided, further, that if the Effectiveness Date falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Date shall be extended to the next Business Day on which the Commission is open for business..

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Filing Date” shall mean that date which is forty-five (45) days following the Final Closing Date; provided, however, that if the Filing Date falls on a Saturday, Sunday or other day that the Commission is closed for business, the Filing Date shall be extended to the next business day on which the Commission is open for business..

“Final Closing Date” means the Closing Date after which the Company ceases to offer for sale the Series B-2 Preferred Stock.

 “Offering” shall refer to the Company’s offering of up to 20,000 Units, with an over-allotment option of up to 4,000 Units, at $1,000 per Unit consisting of one share of Series B-2 Preferred Stock and one Warrant.

“Preferred Shares” shall have the meaning set forth in the Preamble hereof.

“Preferred Conversion Price” shall have the meaning set forth in the Preamble hereof.

 “Register,” “registered” and “registration” each shall refer to a registration of the Registrable Securities effected by preparing and filing a registration statement or statements or similar documents in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement or document by the Commission.

“Registrable Securities” shall mean the Conversion Shares and Warrant Shares issuable upon the conversion of the Preferred Shares and the exercise of the Warrant delivered to Investor in connection with the Offering; provided, however, that Warrant Shares that are Registrable Securities shall cease to be Registrable Securities (i) upon any sale pursuant to a Registration Statement or Rule 144 under the Securities Act or (ii) at such time as they become eligible for sale pursuant to Rule 144 under the Securities Act or another similar exemption under the Securities Act without the requirement for the Company to be in compliance with the current public information required thereunder and without volume or manner-of-sale restrictions; provided, further, that the maximum amount of Registrable Securities at any one time shall be limited by Rule 415.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Share Authorization Date” shall mean the effective date of the amendment to the Corporation’s Certificate of Incorporation filed with Secretary of State of the State of Delaware increasing the number of authorized shares of the Corporation’s Common Stock to such amount as shall permit all of the outstanding shares of Series B-2 Preferred Stock and Warrants to be converted or exercised into Common Stock.

“Subscription Agreement” shall mean the subscription agreement by which the Investor has agreed to purchase the Units from the Company and the Company agreed to sell the Units to the Investor pursuant to the Offering.

“Warrant” shall have the meaning set forth in the Preamble hereof.

“Warrant Shares” shall have the meaning set forth in the Preamble hereof.

Capitalized terms used but not defined herein shall have the meanings set forth in the Subscription Agreement.

2. Automatic Registration.

(a) On or prior to the Filing Date, the Company shall prepare and file with the Commission a registration statement (the “Registration Statement”) covering the resale of all of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement required hereunder shall be on Form S-1 or Form S-3, as applicable. Subject to the terms of this Agreement, the Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event not later than the Effectiveness Date, and shall use its commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until the date when all Registrable Securities covered by the Registration Statement have been sold or may be sold pursuant to Rule 144 under the Securities Act as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the Investor (the “Effectiveness Period”). The maximum amount of Registrable Securities that may be included in a Registration Statement at any one time shall be limited by Rule 415 as required by the Commission. In the event that there is a limitation by the Commission on the number of Registrable Securities that may be included for registration at one time, the Company shall promptly so advise the Investor and use its reasonable best efforts to file an additional Registration Statement covering such ineligible Registrable Securities, on a pro-rata basis, within 30 days of the date such securities become eligible and cause such Registration Statement to be declared effective by the Commission as soon as reasonably practicable.

(b) At any time after a Registration Statement has become effective, the Company may, upon giving prompt written notice of such action to the Investor, suspend the use of any such Registration Statement if, in the good faith judgment of the Company, the use of a Registration Statement covering the Registrable Securities would be detrimental to the Company or its stockholders at such time and the Company concludes, as a result, that it is in the best interests of the Company or its stockholders to suspend the use of such Registration Statement at such time. The Company shall have the right to suspend such Registration Statement for a period of not more than thirty (30) consecutive days from the date the Company notifies the Investor of such suspension, with such suspension not exceed an aggregate of sixty (60) days (whether or not consecutive) during any 12-month period. In the case of the suspension of any effective Registration Statement, the Investor, immediately upon receipt of notice thereof from the Company, will discontinue any sales of Registrable Securities pursuant to such Registration Statement until advised in writing by the Company that the use of such Registration Statement may be resumed.

(c) Company shall use its best efforts to have the Registration Statement declared effective as soon as reasonably practicable. The Company shall notify the Purchasers by facsimile or e-mail as promptly as practicable, and in any event, within twenty-four (24) hours, after any Registration Statement is declared effective and shall simultaneously provide the Investors with copies of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby, unless a final prospectus is filed with SEC pursuant to Rule 424(b) under the Securities Act within twenty-four (24) hours, after any Registration Statement is declared effective. If (A) a Registration Statement covering the Registrable Securities is not filed by the Filing Date, (B) a Registration Statement covering the Registrable Securities is not declared effective by the Commission prior to the earlier of (i) five (5) Business Days after the Commission shall have informed the Company that no review of the Registration Statement will be made or that the Commission has no further comments on the Registration Statement or (ii) the Effectiveness Date or (C) after a Registration Statement has been declared effective by the Commission, sales cannot be made pursuant to such Registration Statement for any reason (including, without limitation, by reason of a stop order, or the Company’s failure to update the Registration Statement) or the inability of any Investor to sell the Registrable Securities covered thereby due to market conditions, then the Company will make pro rata payments to each Investor, as liquidated damages and not as a penalty, in an amount equal to 1.0% of the aggregate amount invested by such Investor for each 30-day period or pro rata for any portion thereof following the date by which such Registration Statement should have been filed or effective; provided, that the maximum payments to the Investors pursuant to this Section 2(c) shall not exceed 6% of the aggregate amount invested by such Investor. Such payments shall constitute the Investors’ exclusive monetary remedy for such events, but shall not affect the right of the Investors to seek injunctive relief.

3. Piggyback Registrations.

(a) Whenever the Company proposes to register (including, for this purpose, a registration effected by the Company for other stockholders) any of its securities under the Securities Act (other than pursuant to (i) a Registration Statement (as hereinafter defined) pursuant to Section 2 hereof or (ii) registration pursuant to a registration statement on Form S-4 or S-8 or any successor forms thereto), and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Company will give written notice to the Investor of its intention to effect such a registration and will, subject to the provisions of subsection 3(b) hereof, include in such registration all Registrable Securities with respect to which the Company has received a written request for inclusion therein within fifteen (15) days after the receipt of the Company’s notice.

(b) If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the securities requested to be included in such registration by the holders requesting such registration, (ii) second, the Registrable Securities requested to be included in such registration (but not more than as determined by the managing underwriters), and (iii) third, other securities requested to be included in such registration.

(c) Notwithstanding the foregoing, if, at any time after giving a notice of Piggyback Registration and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each record holder of Registrable Securities and, following such notice, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration, and (ii) in the case of determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities.

4. Registration Procedures. If and whenever the Company is required by the provisions of Sections 2 and 3 hereof to use its commercially reasonable efforts to affect the registration of any Registrable Securities under the Securities Act, the Company will, as expeditiously as possible:

(a) prepare and file with the Commission the Registration Statement with respect to such securities and use its reasonable efforts to cause such Registration Statement to become effective in an expeditious manner;

(b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective during the Effectiveness Period and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement in accordance with the intended method of disposition set forth in such Registration Statement for such period;

(c) furnish to each seller of Registrable Securities and to each underwriter such number of copies of the Registration Statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the intended disposition of the Registrable Securities covered by such Registration Statement;

(d) use its commercially reasonable efforts (i) to register or qualify the Registrable Securities covered by such Registration Statement under the state securities or “blue sky” laws of such jurisdictions as the sellers of Registrable Securities or, in the case of an underwritten public offering, the managing underwriter, reasonably shall request, (ii) to prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements, and take such other actions, as may be necessary to maintain such registration and qualification in effect at all times for the period of distribution contemplated thereby and (iii) to take such further action as may be necessary or advisable to enable the disposition of the Registrable Securities in such jurisdictions, provided, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

(e) use its commercially reasonable efforts to list the Registrable Securities covered by such Registration Statement with any securities exchange on which the Common Stock of the Company is then listed;

(f) immediately notify each seller of Registrable Securities and each underwriter under such Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such Registration Statement, as then in effect, includes any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and promptly amend or supplement such Registration Statement to correct any such untrue statement or omission;

(g) promptly notify each seller of Registrable Securities of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose and make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time;

(h) if the offering is an underwritten offering, enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are usual and customary in the securities business for such an arrangement between such underwriter and companies of the Company’s size and investment stature, including, without limitation, customary indemnification and contribution provisions;

(i) if the offering is an underwritten offering, at the request of any seller of Registrable Securities, use its commercially reasonable efforts to furnish to such seller on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration: (i) a copy of an opinion, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriters, stating that such Registration Statement has become effective under the Securities Act and that (A) to the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the Registration Statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements or other financial or statistical information contained therein) and (C) to such other effects as reasonably may be requested by counsel for the underwriters; and (ii) a copy of a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters, stating that they are independent registered public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the Registration Statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request;

(j) take all actions reasonably necessary to facilitate the timely preparation and delivery of certificates (not bearing any legend restricting the sale or transfer of such securities) representing the Registrable Securities to be sold pursuant to the Registration Statement and to enable such certificates to be in such denominations and registered in such names as the Investor or any underwriters may reasonably request; and

(k) take all other reasonable actions necessary to expedite and facilitate the registration of the Registrable Securities pursuant to the Registration Statement.

5. Obligations of Investor. The Investor shall furnish to the Company such information regarding such Investor, the number of Registrable Securities owned and proposed to be sold by it, the intended method of disposition of such securities and any other information as shall be required to effect the registration of the Registrable Securities, and cooperate with the Company in preparing the Registration Statement and in complying with the requirements of the Securities Act.

6. Expenses.

(a) All expenses incurred by the Company in complying with Sections 2 and 3 including, without limitation, all registration and filing fees (including the fees of the Commission and any other regulatory body with which the Company is required to file), printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including Investor counsel fees up to $7,500 for review of the Registration Statement) incurred in connection with complying with state securities or “blue sky” laws, and fees of transfer agents and registrars are called “Registration Expenses.” All underwriting discounts and selling commissions applicable to the sale of Registrable Securities are called “Selling Expenses.”

(b) The Company will pay all Registration Expenses in connection with any Registration Statement filed hereunder, and the Selling Expenses in connection with each such Registration Statement shall be borne by the participating sellers in proportion to the number of Registrable Securities sold by each or as they may otherwise agree.

7. Indemnification and Contribution.

(a) In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to the terms of this Agreement, the Company will indemnify and hold harmless and pay and reimburse, each seller of such Registrable Securities thereunder, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant hereto or any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation or alleged violation of the Securities Act or any state securities or “blue sky” laws and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon the Company’s reliance on an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, any such underwriter or any such controlling person in writing specifically for use in such Registration Statement or prospectus.

(b) In the event of a registration of any of the Registrable Securities under the Securities Act pursuant hereto, each seller of such Registrable Securities thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the Registration Statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon reliance on any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant hereto or any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such Registration Statement or prospectus; and provided, further, that the liability of each seller hereunder shall be limited to the net proceeds received by such seller from the sale of Registrable Securities covered by such Registration Statement. Notwithstanding the foregoing, the indemnity provided in this Section 7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of such indemnified party and provided further, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in such Registration Statement, which untrue statement or alleged untrue statement or omission or alleged omission is completely corrected in an amendment or supplement to the Registration Statement and the undersigned indemnitees thereafter fail to deliver or cause to be delivered such Registration Statement as so amended or supplemented prior to or concurrently with the sale of the Registrable Securities to the person asserting such loss, claim, damage or liability (or actions in respect thereof) or expense after the Company has furnished the undersigned with the same.

(c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 7 and shall only relieve it from any liability which it may have to such indemnified party under this Section 7 if and to the extent the indemnifying party is materially prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 6 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded based upon written advice of its counsel that there may be reasonable defenses available to it that are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

(d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Securities exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 7 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Section 7; then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, and the Company is responsible for the remaining portion; provided, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered by it pursuant to such Registration Statement and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 12(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

8. Changes in Capital Stock. If, and as often as, there is any change in the capital stock of the Company by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue as so changed.

9. Representations and Warranties of the Company. The Company represents and warrants to the Investor as follows:

(a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Articles of Incorporation or Bylaws of the Company or any provision of any indenture, agreement or other instrument to which it or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company or its subsidiaries.

(b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to any applicable bankruptcy, insolvency or other laws affecting the rights of creditors generally and to general equitable principles and the availability of specific performance.

10. Rule 144 Requirements. The Company agrees to:

(a) make and keep current public information about the Company available, as those terms are understood and defined in Rule 144 under the Securities Act;

(b) use its commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

(c) furnish to any holder of Registrable Securities upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

11. Termination. All of the Company’s obligations to register Registrable Shares under Sections 2, 3 and 4 hereto shall terminate upon the date on which the Investor holds no Registrable Securities or all of the Registrable Securities are eligible for resale in reliance on Rule 144 under the Securities Act without the requirement for the Company to be in compliance with the current public information required thereunder and without volume or manner-of-sale restrictions.

12. Miscellaneous.

(a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Registrable Securities), whether so expressed or not.

(b) All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person, mailed by certified or registered mail, return receipt requested postage prepaid, addressed or sent by a nationally recognized overnight courier service: (i) if to the Company, at 420 Lexington Avenue, Suite 1718, New York, NY 101070, Attn:, President; and (ii) if to any holder of Registrable Securities, to such holder at such address as may have been furnished to the Company or its counsel in writing by such holder; or, in any case, at such other address or addresses as shall have been furnished, in writing to the Company or its counsel (in the case of a holder of Registrable Securities) or to the holders of Registrable Securities (in the case of the Company) in accordance with the provisions of this paragraph.  Any notice or other communication or deliveries hereunder shall be deemed given and effective upon actual receipt by the party to whom such notice is required to be given.

(c) This Agreement shall be governed by and construed under the laws of the State of New York, without giving effect to principles of conflicts of laws. The Company and Investor (i) agree that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in any state court located in New York, New York or in the United States District Court for the Southern District of New York, (ii) waive any objection which the Company or Investor may have now or hereafter to the venue of any such suit, action or proceeding, and (iii) irrevocably consent to the jurisdiction of any state court located in New York, New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. The Company and Investor further agree to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in any state court located in New York, New York, or in the United States District Court for the Southern District of New York and agree that service of process upon the Company or Investor mailed by certified mail, return receipt requested, postage prepaid, to, in the case of the Company, the Company’s address, and in the case of the Investor, to the Investor’s address as set forth on the Company’s books and records, shall be deemed in every respect effective service of process upon the Company, in any such suit, action or proceeding. THE PARTIES HERETO AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

(d) In the event of a breach by the Company or by the Investor, of any of their obligations under this Agreement, the Investor or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and the Investor agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(e) This Agreement may not be amended or modified without the written consent of the Company and the Investor.

(f) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof. No waiver shall be effective unless and until it is in writing and signed by the party granting the waiver.

(g) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(h) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

(i) This Agreement constitutes the entire contract among the Company and the Investor relative to the subject matter hereof and supersedes in its entirety any and all prior agreements, understandings and discussions with respect thereto.

(j) The headings of the sections of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

[Signature Page Follows]

Signature Page to the Registration Rights Agreement

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

COMPANY

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

By:
Name:
Title :

INVESTOR

COMPANY, PARTNERSHIP, OR TRUST

By:
Name:
Title :

INDIVIDUAL(S)

Name:

Name: